                               THIRD AMENDMENT


THIRD AMENDMENT, dated as of May 1, 1998 (this "Third Amendment") to the Credit and Guarantee Agreement, dated as of September 23, 1997 (as amended pursuant to the First Amendment and Waiver thereto dated as of December 12, 1998 and the Second Amendment thereto dated as of April 20, 1998, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NBTY, Inc., a Delaware corporation (the "Company"), Holland & Barrett Holdings Limited (the "Foreign Subsidiary Borrower") and together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (the "Administrative Agent').


                             W I T N E S S E T H:


WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Third Amendment and the Lenders are willing to agree to such amendments upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

2. Amendments to Credit Agreement. (a) The second paragraph of the introductory statement to the Credit Agreement is hereby amended by deleting the reference to "$50,000,000" and replacing it with "60,000,000".

(b) Schedule I to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule I, attached hereto as Annex A.

(c) Subsection 9.8 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

        "9.8 Limitation on Capital Expenditures. Make any Capital Expenditure except for Capital Expenditures by the Company and its Subsidiaries in the ordinary course of business not exceeding, in the aggregate (i) during the 1998

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                                                                              2

fiscal year of the Company (a) $50,000,000 and (b) $10,000,000 relating to point of sale equipment to be used by the Foreign Subsidiary Borrower and (ii) during each fiscal year of the Company thereafter $40,000,000."

3. Payment of Fees. The Borrowers agree to pay to each Lender a fee in an amount equal to .15% of the amount by which such Lender's Commitment is increased by this Third Amendment.

4. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Third Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Third Amendment Effective Date (as defined below) and after giving effect thereto that (a) the representations and warranties made by such Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), provided that references in such representations and warranties to the Credit Agreement shall be deemed to be references to (i) the Credit Agreement, as amended hereby and (ii) this Third Amendment and (b) no Default or Event of Default has occurred and is continuing.

5. Continuing Effect of Credit Agreement. This Third Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Third Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

7. Payment of Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8. Effective Date. This Third Amendment shall become effective as of the date hereof upon (i) its execution by the Borrowers, each Guarantor (as defined in the Guarantee and Collateral Agreement) and the Majority Lenders, (ii) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Company certifying as to the matters set forth in Sections 4(a) and (b) above in form and substance reasonably satisfactory to the Administrative Agent, and (iii) receipt by the Administrative Agent of

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                                                                              3

resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of the Borrowers authorizing this Third Amendment (the date upon which this Third Amendment shall become effective, the "Third Amendment Effective Date").


9.  Affirmation of Guarantees.  Each Guarantor (as defined in the
Guarantee and Collateral Agreement) hereby consents to the execution and delivery of this Third Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor.

10.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                            4

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                             NBTY, INC.

                                             By: /s/ Harvey Kamil
                                                --------------------------------
                                                Title: Harvey Kamil
                                                       Executive Vice President

                                             HOLLAND & BARRETT HOLDINGS LIMITED

                                             By: /s/ Harvey Kamil
                                                --------------------------------
                                                Title: Harvey Kamil
                                                       Executive Vice President


                                             THE CHASE MANHATTAN BANK, as
                                             Administrative Agent and as a
                                             Lender, and as Swing Line Lender
                                             and as Issuing Lender


                                             By: /s/ Barbara G. Bertschi
                                                --------------------------------
                                                Title: Barbara G. Bertschi
                                                       Vice President


                                             KEYBANK NATIONAL ASSOCIATION

                                             By: /s/ Joseph F. Burn
                                                --------------------------------
                                                Title: Joseph F. Burn
                                                       Vice President


                                             THE BANK OF NOVA SCOTIA

                                             By: /s/ J. Alan Edwards
                                                --------------------------------
                                                Title: J. Alan Edwards
                                                       Authorized Signatory

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                                                                              5

                                           EUROPEAN AMERICAN BANK

                                           By:   /s/ Anthony E. Pantina
                                              --------------------------------
                                              Title: Assistant Vice President


                                           IBJ SCHRODER BANK & TRUST COMPANY

                                           By: /s/  Mark H. Minter
                                              --------------------------------
                                              Title: Managing Director


Consented to and agreed:


NATURE'S BOUNTY INC.,
NATURE'S BOUNTY, INC.,
VITAMIN WORLD, INC.,
PURITAN'S PRIDE, INC.,
ARCO PHARMACEUTICALS, INC.
NATURAL WEALTH NUTRITION CORPORATION,
FOUNTAIN PUBLISHING, INC.,
OMNI VITAMIN AND NUTRITION CORP.,
UNITED VITAMIN MANUFACTURING CORP.,
THE HUDSON CORPORATION,
GOOD 'N NATURAL MANUFACTURING CORP.,
BEAUTIFUL VISIONS, NEW YORK CORP.,
PRIME NATURAL HEALTH LABORATORIES, INC.,
AMERICAN HEALTH, INC.,
NATURE'S BOUNTY MANUFACTURING CORP.,
NABARCO ADVERTISING ASSOCIATES, INC.,
HERBAL HARVEST, INC.,
NUTRITION HEADQUARTERS (DE), INC.


By:
   -----------------------------------
Title:

                                                                         Annex A
                                                              to Third Amendment

                                                                      SCHEDULE I


                            COMMITMENTS; ADDRESSES


                                                       Revolving Credit
                        Lender                           Commitment

The Chase Manhattan Bank
760 Jericho Turnpike, Suite 306
Woodbury, New York 11797
Telecopy: (516) 364-3307
Attention: Barbara G. Bertschi                                $15,600,000

KeyBank National Association
1377 Motor Parkway
Islandia, New York 11788
Telecopy: (516) 233-4048
Attention: Joseph F. Burns                                    $12,000,000

Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Telecopy: (212) 225-5145
Attention: Tilsa Cora                                         $10,800,000

European American Bank
730 Veterans Memorial Highway
Hauppauge, New York 11788-2780
Telecopy: (516) 360-7112
Attention: Stuart N. Berman                                   $10,800,000

I.B.J. Schroder Bank & Trust Company
1 State Street, 9th Floor
New York, New York 10004
Telecopy: (212) 858-2768
Attention: Mark Weitekamp                                     $10,800,000

TOTAL                                                         $60,000,000